Exhibit 10.71




                                 THIRD ADDENDUM
                                       TO
                               SECOND AMENDED AND
                            RESTATED CREDIT AGREEMENT

THIS THIRD  ADDENDUM to Second  Amended and Restated  Credit  Agreement  ("Third
Addendum") is made as of the 31st day of December, 2003 by Wells Fargo Bank, National Association, successor-in-interest to Wells Fargo Bank Iowa, National Association (the "Bank") and Patient Infosystems, Inc. (the "Borrower").

Recitals:

A. The Bank and the Borrower entered into a Second Amended and Restated Credit Agreement, with an Effective Date of March 28, 2002 ("Credit Agreement"), as amended by a (i) First Addendum to Second Amended and Restated Credit Agreement entered into by the Bank and the Borrower on June 28, 2002, and a
     (ii) Second Addendum to Second Amended and Restated Credit Agreement entered into by the Bank and Borrower on March 28, 2003, pursuant to which the Bank made available to the Borrower a $3,000,000 revolving line of credit. Borrowings under the Line are currently evidenced by a $3,000,000.00 promissory note, dated June 28, 2002 ("Existing Revolving Note").

B. As of December 31, 2003 there is owed on the Existing Revolving Note the principal amount of $3,000,000.00 and accrued, unpaid interest in the amount of $2,879.45.

C. The Borrower has requested that the Bank extend the Line Availability Period to July 31, 2005.

D. The Bank and the Borrower wish to amend the Credit Agreement pursuant to the terms of this Third Addendum.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed:

1. All terms not otherwise defined in this Third Addendum shall have the meaning given to such term in the Credit Agreement. The recital paragraphs are hereby incorporated as though fully set forth in this Third Addendum.

2. Notwithstanding the execution of the Credit Agreement or any addendum thereto, or the delivery of all documents in furtherance thereof, the obligation of the Bank to make any advance on the Line and this Third Addendum becoming effective shall be subject to the timely satisfaction of the following conditions precedent:


     a) No event of default or event which will mature into an event of default, shall have occurred and be continuing.

     b) The representations and warranties of the Borrower contained in the Documents shall be true and correct as of the date of any advance on the Line.

     c) The Borrower shall have delivered to the Bank copies, duly certified as of the date of this Third Addendum by the Borrower's secretary of
          (i) the resolutions of Borrower's board of directors authorizing the execution and delivery of this Third Addendum and the Documents required by this Third Addendum, (ii) all documents evidencing other necessary Borrower action, and (iii) all approvals or consents required, if any, with respect to the Documents.

     d) The Borrower shall have delivered to the Bank a certificate of its secretary certifying the name(s) of the person(s) authorized to sign this Third Addendum and the Documents, and all other documents and certificates of the Borrower to be delivered hereunder, together with the true signatures of such person(s).

     e) The Borrower shall have delivered this Third Addendum which shall be in a form and content satisfactory to the Bank, executed by the parties specified therein, and all other documents, certificates, opinions and statements requested by the Bank.

     f) The Bank shall have received amendments to each Standby L/C described below, in substantially the form of the attached Exhibit "A" which extends the expiration date of each Standby L/C to August 31, 2005:

     i) Issued by West Des Moines State Bank on account of John Pappajohn in the amount of $750,000; ii) Issued by Manufacturers and Traders Trust Company on account of Derace L. Schaffer in the amount of $1,250,000;

     g) The Bank shall have received from John Pappajohn the Consent to Third Addendum of Second Amended and Restated Credit Agreement, Ratification of Guaranty and Waiver of Claims attached hereto as Exhibit "B".

     h) The Borrower shall have delivered the Modification Agreement which shall be in a form and content satisfactory to the Bank, executed by the parties specified therein.

     i) The Borrower shall have reimbursed the Bank for all expenses incurred by it in connection with this Third Addendum, including but not limited to, attorney's fees.



3. Section 1.2 (Line Availability Period) of the Credit Agreement is hereby deleted and the following new Section 1.2 is substituted in lieu thereof:

          1.2 Line Availability Period. The "Line Availability Period" will mean the period of time from the Effective Date or the date on which all conditions precedent described in this Agreement have been met, whichever is earlier, through and including July 31, 2005 (the "Line Expiration Date").

4. The Borrower does hereby release and forever discharge the Wells Fargo Bank, National Association, Wells Fargo Bank Iowa, National Association, Wells Fargo & Company, and their respective affiliates and their officers, directors, attorneys, agents, employees, successors and assigns from all causes of action, suits, claims and demands of every kind and character, liquidated or unliquidated, fixed, contingent, direct or indirect without limit, including any action in law or equity, which the Borrower now has or may ever have had against them, if the circumstances giving rise to such causes of action, suits, claims and demands arose prior to the date of this Third Addendum.

5. Except as modified by this Third Addendum, all the terms and conditions of the Credit Agreement, as amended, shall remain in full force and effect.

6. The Credit Agreement, as amended, embodies the entire agreement and understanding between the Borrower and the Bank with respect to the subject matter thereof and supercedes all prior agreements and understandings among such parties with respect to the subject matters thereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

IN WITNESS WHEREOF, the parties have executed this Third Addendum as of the day and year first above written.

PATIENT INFOSYSTEMS, INC.                      WELLS FARGO BANK,
                                               NATIONAL ASSOCIATION


By   /s/Kent A. Tapper                By   /s/ Elizabeth M. Emde
   ---------------------------            -----------------------------------
                                               Elizabeth M. Emde,
Its   Vice President                           Assistant Vice President